UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                 FORM 8-K


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported): July 31, 2012



                        FIRST KEYSTONE CORPORATION
                   ____________________________________
          (Exact name of registrant as specified in its Charter)


     PENNSYLVANIA                 2-88927             23-2249083
     _____________               __________         _____________

   (State or other                (Commission       (IRS Employer
   jurisdiction                  File Number)     Identification No.
   of incorporation)



111 West Front Street, Berwick, Pennsylvania       18603
____________________________________________      ________
  (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: 570.752.3671


                               N/A
     _______________________________________________________
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    CURRENT REPORT ON FORM 8-K


Item 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 31, 2012, First Keystone Corporation, parent company of First Keystone Community Bank, announced its earnings for the period ending June 30, 2012. The press release announcing first quarter earnings is filed as Exhibit 99.1 and incorporated herein by reference


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements and Exhibits

        None.

Pro Forma Financial Information

        None.

Shell Company Transactions.

        Not applicable.

Exhibits


Exhibit Number           Description
______________                ___________
99.1                                    Press Release of First Keystone
                                        Corporation dated July 31, 2012.



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                            Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8K to be signed on its behalf by the undersigned, thereunto duly authorized.


FIRST KEYSTONE CORPORATION
(Registrant)




By:       /s/ Matthew P. Prosseda
Matthew P. Prosseda
Chief Executive Officer

          Date:     July 31, 2012



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EXHIBIT INDEX

Exhibit Number           Description
______________                ___________

99.1 Press Release of First Keystone Corporation dated July 31, 2012


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